DEBT	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
DEBT

4.456.  DEBT

Debt outstanding at December 31, 2012 and 2011 was as follows:

	December 31,
	2012	2011
	(In millions)
Commercial paper ("CP")	$265.0	$30.0
Notes, 7.34%, due in installments through May 2014	30.0	45.0
Notes, 4.45%, due December 2014	275.0	275.0
Notes, 6.30%, due July 2017	272.5	272.5
Notes, 3.30%, due Dec 2022	500.0	-
Debentures, 6.90%, due July 2028	125.0	125.0
Notes, 7.00%, due July 2037	250.0	250.0
Capitalized lease obligation	2.2	1.1
Other	0.7	0.6
Total debt	1,720.4	999.2
Less short-term debt and current maturities	(283.3)	(47.2)
Less unamortized discounts	(2.3)	(1.8)
Plus fair value adjustments	12.6	15.8
Total long-term debt, net of discount	$1,447.4	$966.0

Scheduled future maturities of debt at December 31, 2012, are as follows:

Years ending December 31,	Amount
(In millions)
2013	$282.9
2014	290.0
2015	-
2016	-
2017	272.5
Thereafter	875.0
Total debt	$1,720.4

Senior Credit Facility.    During the fourth quarter of 2012, we extended the maturity date and increased the borrowing limits of our existing unsecured revolving credit facility, which we refer to as the Senior Credit Facility, by entering into a Third Amended and Restated Credit Agreement dated as of December 19, 2012 (the “Amended Agreement”).  The Senior Credit Facility had been scheduled to expire on February 18, 2015, and provided $500.0 million of borrowing capacity.  The Amended Agreement provides for a maturity date of December 19, 2017.  We elected to increase the size of the facility to $750.0 million in line with our liquidity needs and current credit market conditions.  The Amended Agreement also provides an accordion feature that allows us to request an increase in the total commitment to $1.0 billion.  Borrowings may be used for general corporate purposes, including working capital, capital expenditures, acquisitions and share repurchase programs. Availability of the Senior Credit Facility for borrowings is reduced by the outstanding face amount of any letters of credit issued under the facility and, pursuant to our existing Board of Directors authorization, by the outstanding principal amount of our CP notes.

Under our Senior Credit Facility, we must comply with various financial and non-financial covenants. The financial covenants require us to maintain a maximum leverage ratio, defined as consolidated funded debt divided by consolidated EBITDA (as set forth in the Senior Credit Facility) for the preceding four quarters, of not more than 3.5 to 1.0. Compliance with this financial covenant is tested quarterly. The non-financial covenants include limitations on liens, subsidiary debt, mergers, liquidations, asset dispositions and acquisitions. As of December 31, 2012, we were in compliance with our covenants under the Senior Credit Facility. Our borrowings under this facility, which have not been guaranteed by any of our subsidiaries, are unsecured and will rank on parity in right of payment with all of our other unsecured and unsubordinated indebtedness from time to time outstanding.

At December 31, 2012, interest was payable on borrowings under the existing credit facility at the base rate or London Interbank Offered Rate, or LIBOR, plus a specified margin. The annual unused fee, which we pay on the unused portion of the revolver, and interest rate are subject to adjustment based on our debt ratings. As of December 31, 2012, $483.6 million was available for borrowings and there were no outstanding borrowings under the Senior Credit Facility, which is included in long-term debt on our Consolidated Balance Sheets.

While the underlying final maturity date of this facility is December 2017, it is structured to provide borrowings under short-term loans. Because these borrowings primarily have a maturity of ninety days, the borrowings and repayments are presented on a net basis within the financing activities portion of our Consolidated Statements of Cash Flows as net (repayments) borrowings under long-term revolving credit facilities.

CP Program.   During the fourth quarter of 2012, we increased the size of our CP program from $500.0 million to $750.0 million. Our CP program has been established through the private placement of CP notes from time to time, in which borrowings bear interest at either a variable rate (based on LIBOR or other benchmarks) or a fixed rate, with the applicable rate and margin. Maturities of CP can range from overnight to 397 days. Because the CP program is backstopped by our Senior Credit Facility, the amount of CP which may be issued under the program is reduced by the outstanding face amount of any letters of credit issued under the facility and, pursuant to our existing Board of Directors authorization, by the outstanding borrowings under our Senior Credit Facility. At December 31, 2012, $265.0 million in CP notes was outstanding, all with maturities of less than 90 days.

7.34% Notes.   At the closing of the TALX acquisition in May 2007, we assumed $75.0 million in 7.34% Senior Guaranteed Notes, or TALX Notes, privately placed by TALX with several institutional investors in May 2006. We are required to repay the principal amount of the TALX Notes in five equal annual installments commencing on May 25, 2010 with a final maturity date of May 25, 2014. We may prepay the TALX Notes subject to certain restrictions and the payment of a make-whole amount. Under certain circumstances, we may be required to use proceeds of certain asset dispositions to prepay a portion of the TALX Notes. Interest on the TALX Notes is payable semi-annually until the principal becomes due and payable. We identified a fair value adjustment related to the TALX Notes in applying purchase accounting; this amount is being amortized against interest expense over the remainder of the term of the TALX Notes. At December 31, 2012, the remaining balance of this adjustment is $0.4 million and is included in long-term debt on the Consolidated Balance Sheets.

4.45% Senior Notes.   On November 4, 2009, we issued $275.0 million principal amount of 4.45%, five-year senior notes in an underwritten public offering. Interest is payable semi-annually in arrears on December 1 and June 1 of each year. We used the net proceeds from the sale of the senior notes to repay outstanding borrowings under our CP program, a portion of which was used to finance our fourth quarter 2009 acquisitions. The senior notes are unsecured and rank equally with all of our other unsecured and unsubordinated indebtedness. In conjunction with the senior notes, we entered into five-year interest rate swaps, designated as fair value hedges, which convert the fixed interest rate to a variable rate. The long-term debt fair value adjustment related to these interest rate swaps was an increase of $12.2 million at December 31, 2012.

6.3% and 7.0% Senior Notes.   On June 28, 2007, we issued $300.0 million principal amount of 6.3%, ten-year senior notes and $250.0 million principal amount of 7.0%, thirty-year senior notes in underwritten public offerings. Interest is payable semi-annually in arrears on January 1 and July 1 of each year. The net proceeds of the financing were used to repay short-term indebtedness, a substantial portion of which was incurred in connection with our acquisition of TALX. We must comply with various non-financial covenants, including certain limitations on liens, additional debt and mortgages, mergers, asset dispositions and sale-leaseback arrangements. The senior notes are unsecured and rank equally with all of our other unsecured and unsubordinated indebtedness.

3.3% Senior Notes.   On December 17, 2012, we issued $500.0 million principal amount of 3.3%, ten-year senior notes in an underwritten public offering. Interest is payable semi-annually in arrears on December 15 and June 15 of each year. The net proceeds of the sale of the notes were used to finance the acquisition of CSC Credit Services in December 2012. We must comply with various non-financial covenants, including certain limitations on liens, additional debt and mortgages, mergers, asset dispositions and sale-leaseback arrangements. The senior notes are unsecured and rank equally with all of our other unsecured and unsubordinated indebtedness.

6.9% Debentures.   We have $125 million of debentures outstanding with a maturity date of 2028.  The debentures are unsecured and rank equally with all of our other unsecured and unsubordinated indebtedness.

Cash paid for interest was $53.0 million, $54.0 million and $55.6 million during the twelve months ended December 31, 2012, 2011 and 2010, respectively.